UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2009

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 2, 2009, Duke Realty Corporation (the “Company”) announced that Ms. Christie Kelly, age 47, was appointed as Chief Financial Officer of the Company. Ms. Kelly has 25 years of experience ranging from financial planning and strategic development to senior leadership roles in financial management, mergers and acquisitions, information technology and investment banking. Prior to joining the Company, Ms. Kelly served as Senior Vice President of the Global Real Estate Group at Lehman Brothers from 2007 to February 2009. Previously, Ms. Kelly was employed by General Electric Company from 1983 to 2007. She served as a Business Development Leader for Mergers & Acquisitions for GE Real Estate from 2003 to 2007. Ms. Kelly also served as a Senior Vice President of Global Quality for GE Capital Fleet Services from 2001 to 2003. Prior to that, Ms. Kelly served as a Senior Vice President of Supply Chain Management for GE Capital Information Technology Solutions from 1999 to 2001. Ms. Kelly joined General Electric in 1983 as a member of the Financial Management Program. There are no arrangements or understandings between Ms. Kelly and any other person pursuant to which Ms. Kelly was appointed to the position of Chief Financial Officer of the Company. Since the beginning of the Company’s last fiscal year, Ms. Kelly has had no direct or indirect interest in any transaction to which the Company was a party required to be disclosed under Item 404(a) of Regulation S-K.

On March 2, 2009, the Company issued a press release announcing the appointment of Ms. Kelly, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events.

2009 Citi CEO Conference.

At the 2009 Citi CEO Conference to be held between March 1, 2009 and March 4, 2009, officers of the Company will participate in one-on-one sessions with analysts and investors and will refer to a slide presentation. A copy of the slide presentation will be available on the Company’s Investor Relations website at http://library.corporate-ir.net/library/60/606/60691/items/326717/67AD4AD6-5B71-4664-9404-7322BE84B6DF_2009%20Citigroup%20CEO%20Conference.pdf for a period of at least 12 months following the presentation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Duke Realty Corporation press release dated March 2, 2009 with respect to the appointment of Ms. Christie Kelly as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand Executive Vice President, General Counsel and Corporate Secretary

Dated: March 2, 2009